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                               ARTHUR ANDERSEN LLP


                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 33-30092.


                                                   /s/ Arthur Andersen LLP
                                                   -----------------------------

Philadelphia, Pa.,
 January 27, 1998